Exhibit 31.4

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John D. Prunty, certify that:

1.                                       I have reviewed this quarterly report on Form 10-Q of MAXIM PHARMACEUTICALS, INC.; and

2.                                       Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3.                                       [intentionally omitted]

4.                                       [intentionally omitted]

5.                                       [intentionally omitted]

/s/ John D. Prunty
John D. Prunty
Vice President, Finance and Chief Financial Officer
Date: November 24, 2004	(Principal Financial and Accounting Officer)